Exhibit 10.3

Motorola Solutions, Inc.

2011-2013 LRIP Terms

Design Feature	2011-2013 LRIP
Eligible Population	CVP and above
Performance Cycle	Three years from 2011-2013
Performance Criteria

Relative Total Shareholder Return (TSR)

TSR Defined as:

Ending stock price

   Daily average during the final three months of the Performance Cycle

+ Value of reinvested dividends

= Total ending value

– Beginning stock price

   Daily average during the first three months of the Performance Cycle

= Total value created

÷ Beginning share price

   Daily average during the first three months of the Performance Cycle

= Total shareholder return

Negative TSR Component	If the resulting TSR performance for Motorola Solutions is negative, the Committee will have negative discretion to reduce the final payout up to a 25% reduction of the calculated payout.
Comparator Group	Danaher Corp. (DHR)	L-3 Communications Holdings Inc. (LLL)
	Emerson Electric Co. (EMR)	NCR Corp. (NCR)
	FLIR Systems, Inc. (FLIR)	Raytheon Co. (RTN)
	Harris Corp. (HRS)	Rockwell Collins Inc. (COL)
	Honeywell International Inc. (HON)	Trimble Navigation Limited (TRMB)
	Intermec, Inc. (IN)	Tyco Electronics, Ltd. (TEL)
	ITT Corporation (ITT)	Tyco International Ltd. (TYC)
	Juniper Networks, Inc. (JNPR)	Zebra Technologies Corp. (ZBRA)

Payout Scale	Payout Scale (16 Comparator Companies):

TSR Rank	Payout Factor
1	200%
2	185%
3	170%
4	155%
5	140%
6	130%
7	120%
8	110%
9	100%
10	75%
11	50%
12	25%
13	0%
14	0%
15	0%
16	0%
17	0%

A comparator company must be publically traded on or after July 1, 2012, to be included in the TSR rank among other companies at the end of the performance cycle.

In the event a comparator company stops being publically traded before July 1, 2012, the company will be excluded from the TSR rank at the end of the performance cycle and the payout scale will be adjusted as follows:

Payout Scale If 15 Comparator Companies:

TSR Rank	Payout Factor
1	200%
2	185%
3	170%
4	155%
5	140%
6	125%
7	110%
8	100%
9	75%
10	50%
11	25%
12	0%
13	0%
14	0%
15	0%
16	0%

Payout Scale If 14 Comparator Companies:

TSR Rank	Payout Factor
1	200%
2	185%
3	170%
4	155%
5	140%
6	125%
7	110%
8	100%
9	75%
10	50%
11	25%
12	0%
13	0%
14	0%
15	0%

Payout Scale If 13 Comparator Companies:

TSR Rank	Payout Factor
1	200%
2	180%
3	160%
4	140%
5	120%
6	110%
7	100%
8	75%
9	50%
10	25%
11	0%
12	0%
13	0%
14	0%

Payout Scale If 12 Comparator Companies:

TSR Rank	Payout Factor
1	200%
2	180%
3	160%
4	140%
5	120%
6	110%
7	100%
8	65%
9	25%
10	0%
11	0%
12	0%
13	0%

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